U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT

OF REGISTERED MANAGEMENT

INVESTMENT COMPANY

Investment Company Act File Number 811-23447

A3 ALTERNATIVE CREDIT FUND

(Exact name of registrant as specified in charter)

90 Madison Street, Suite 303

Denver, Colorado 80206

(Address of Principal Executive Offices)

Registrant’s Telephone Number, including Area Code: (303) 997-9010

Corporation Trust Center

1209 Orange Street

Wilmington, Delaware 19801

(Name and address of agent for service)

 Date of fiscal year end: September 30

Date of reporting period: September 30, 2020

Item 1. Report to Shareholders

A3 ALTERNATIVE CREDIT FUND

AAACX

Annual Report

For the Year Ended September 30, 2020

Beginning on January 1, 2021 as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the A3 Alternative Credit Fund’s shareholder reports, like this one, will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer, registered investment adviser, or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund by contacting the Fund at A3 Alternative Credit Fund c/o UMB Fund Services at 235 West Galena Street, Milwaukee, WI 53212, or by calling toll-free at 1-(877) 774-7724. If you own your shares through a financial intermediary (such as a broker-dealer or bank), you must contact your financial intermediary.

You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by contacting them directly. Your election to receive reports in paper will apply to the Fund and all funds held through your financial intermediary, as applicable.

A3 Alternative Credit Fund, (AAACX)

Table of Contents
For the Year Ended September 30, 2020

Portfolio Manager Commentary	2
Report of Independent Registered Public Accounting Firm	5
Fund Performance	6
Schedule of Investments	7
Statement of Assets and Liabilities	11
Statement of Operations	12
Statement of Changes in Net Assets	13
Statement of Cash Flows	14
Financial Highlights	15
Notes to Financial Statements	16
Other Information	29
Fund Management	30

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund’s risks, objectives, fees and expenses, experience of its management and other information.

www.a3.financial

A3 Alternative Credit Fund, (AAACX)

Portfolio Manager Commentary
As of September 30, 2020 (Unaudited)

A3 Financial Investments launched our firm with an objective of building a non- correlated, niche, income focused strategy. We believe that packaging a portfolio of alternative credit investments into a daily valued interval fund is quite unique and offers investors access to a strategy that might otherwise be difficult to find.

Investors need alternatives.

Given today’s near zero yield environment, allocating within and not merely to fixed income, is what matters the most. Traditional credit strategies which neglect important income opportunities have left many investors in need of alternative solutions. Investors seeking to diversify, require uncorrelated alternatives which are not linked to the economic cycle or do not derive their value primarily from interest rate policies. With these criteria in mind, there are limited choices available to investors that have the potential to generate meaningful alpha without undue risk. Alternative credit has proven to be a viable solution.

We strategically positioned our actively managed alternative credit portfolio, overweighting reverse mortgages this year, in response to the economic stress we were seeing in markets globally. With the downside probability of many traditional asset classes increasing, we found and continue to see exceptional value in these higher yielding, collateralized, government supported cash flows which do not rely on monthly payments; a key characteristic which as the potential to add value in a time where the ability to repay is uncertain, be it due to job loss or deterioration of corporate revenues.

We believe that this asset class stands out amongst the very limited number of uncorrelated alternative assets, for its potential to generate income and attractive alpha with less default risk compared to other popular niche credit products. We thoroughly analyze a large portion of the alternative credit universe, including investments such as private loans and structured products, as well as non-traditional assets like life settlements, litigation finance, and insurance linked investments. We are constantly evaluating the risk / return profile of each of these assets and will allocate appropriately based on our internal research. It is worth noting however, that taking advantage of these asset classes requires experience and technical expertise; a highly selective portfolio construction is an absolute necessity.

This Year’s Investment Review

This has certainly been an extraordinary year for the credit markets. We held a reasonably diversified portfolio during the 4th quarter of 2019 and at the outset of 2020. As the realities of Covid-19 unfolded in February and March, we witnessed some violent downdrafts and significant volatility. We took a variety of strategic steps in the fund throughout the 1st and 2nd quarter to reduce risk in an attempt to insulate the fund from deteriorating consumer and corporate cash flows. Throughout the year, our positive performance was mainly driven by interest income and position appreciation from our reverse mortgage and private loan portfolio. Detractors from performance included Treasury holdings and several CLO positions.

The 3rd quarter of 2020 presented us with several large dislocations providing us with numerous opportunities to add quality positions. We maintain that the current portfolio could prove to be attractive investments, specifically as modeled assumptions have become increasingly onerous. In our view, the reverse mortgage asset class is being stressed towards scenarios that incorporate future punitive events which we believe are low probability in nature; specifically, as related to COVID mortality spikes effecting at-home seniors. This may provide us with downside management and greater appreciation potential compared to other markets that have recently rallied. We are excited about the current opportunity set.

The value driver of AAACX is not just the high-income cash flow distribution but also the low observed monthly correlation to broad equity and bond indices, which makes it a strong diversifier within portfolios. Our belief is that attractive yields coupled with lower correlation is an attractive combination.

Our focus has remained centered on delivering non-correlated income, while managing the downside risks related to cash flow deterioration once deferral programs expire and stimulus checks run out. We have achieved this through an actively managed portfolio of carefully researched, collateralized alternative credit investments. Structural protection is essential to how we think about each investment thesis, and that all boils down to the fact that we’re very focused on assets as collateral for our investments which are often, as is the case with reverse mortgages, further supported by a government insurance programs.

We have noted that currently our portfolio is represented by a large holding of reverse mortgages. We maintain our conviction in this asset class as they represent the potential for a high-quality income stream while possessing government insurance. We believe we are unique in holding reverse mortgages in a daily valued interval fund product. Our conviction in these securities is very strong, but the day-to-day valuation process of a thinly traded security deserves an overview. During September, we experienced several events that impacted applied pricing and increased volatility with reverses mortgages. Most prominently, we witnessed a governmental change along with a prepayment factor update in this market. Let us expand

A3 Alternative Credit Fund, (AAACX)

Portfolio Manager Commentary
As of September 30, 2020 (Unaudited) (continued)

on this. Program changes can affect short term pricing and volatility. Once every few years, GNMA will announce an alteration to the reverse mortgage program. In fact, an update was announced on September 21st surrounding the use of LIBOR as a benchmark for reverse mortgage interest rates. Most alterations, including this one can result in some form of pricing volatility as the changes are digested. In this case, the near-term supply might be disrupted, which altered pricing views. Similarly, a higher prepayment expectation can be viewed as lowering the return profile of a reverse mortgage if realized over the long term. It also is a number that we pay very careful attention to as we model potential outcomes in analyzing reverse mortgage securities. These factors, amongst others, within the reverse mortgage market, help to explain some of the volatility and variance observed from the third-party valuation service we utilize to pricing the price the portfolio daily.

We are longer term holders of these securities and believe that the cash flow / income stream they present, coupled with the imbedded government insurance will compensate for short-term price moves. If we had a different opinion, we would reshape the portfolio. We look at the risk / reward potential of the entire alternative credit market every day and continue to conclude that our current holdings present the best possible outcome for our investors today.

Economic Overview, A3 Financial’s Perspective.

Central Banks appear to have succeeded in calming market volatility driving a financial asset recovery that appears to have far exceeded the one seen in the real economy and come at a speed that took many investors by surprise. The rally in credit markets has been in stark contrast to ever-rising delinquency data. Additionally, the market appears unaffected by the record number of defaults and distressed situations resulting from the extreme economic impact of lockdown measures globally. All of this adds to market uncertainty and volatility.

Over our decades of experience in the investment management industry, we have learned that volatility creates opportunity for those who are prepared, disciplined and guided by a long-term focus. Uncertainty remains at levels which prove problematic for traditional income focused investors who rely on their capital producing a steady flow of income. We are in a period where active management and bottom-up security selection are absolutely essential.

Global markets have come roaring back this year, since they plunged in the first quarter of 2020. With many asset classes now in positive territory, caution is warranted. Asset prices in the traditional credit markets still don’t reflect economic reality, because they’ve been so heavily supported by unprecedented fiscal and monetary policy stimulus, which masks price discovery and distorts supply/demand dynamics. This is true in larger markets, but less so in niche segments (where we invest) of the market where distortions are less visible, and investors can be adequately compensated for taking on risk.

We believe that better insights eventually lead to better outcomes. This is a strategy that we believe offers quality income and total return potential in all markets. Our premise is for investors to substitute a portion of a traditional fixed income allocation to our alternative fixed income and hold assets which have greater upside than downside in this market uncertainty. Some of our clients are using AAACX as a core fixed income holding or as a compliment to pre-existing income strategies to further reduce correlation. Our strategy tends to enhance diversification.

In times of high equity valuations and ultra-low expected returns for traditional fixed income investments, alternative credit presents a unique often uncorrelated source of alpha. On behalf of all of us at A3 Financial Investments, thank you for your continued trust, and we look forward to serving you in the years to come.

Best Regards,
The A3 Financial Team

Commencement of Operations is October 1, 2019. Returns are net total returns. Results are unaudited.

Diversification does not protect against loss or ensure profit.

The returns quoted present past performance. The performance shown is net of all fees (including a monthly advisory fee of 1.50% per annum) and expenses and reflects the reinvestment of dividends and investment income. Depending on an investor’s investment date, holding period and other factors, an investor may have an overall performance that underperforms or outperforms the data shown.

Commencement of Operations for AAACX is 10/1/2019. Returns greater than one year are annualized. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that shared, when redeemed, may be worth more of less than their original cost.

A3 Alternative Credit Fund, (AAACX)

Portfolio Manager Commentary
As of September 30, 2020 (Unaudited) (continued)

Management fee: 1.50%

*	Net Expense Ratio/ **Gross Expense Ratio: 3.30%/3.40% which was stated in the current prospectus. The Fund’s current one year net and gross expense ratios are 1.95% and 7.99%, respectively.

***	Expense limitation: 1.95%

*

The Net expense ratio reflects the reduction of expenses from fee waivers and reimbursements. Elimination of these reductions will result in higher expenses and lower performance. These reductions are contractual and will continue until at least 1/31/2022.

**	The Gross Expense Ratio reflects additional expenses embedded in the Fund’s performance, such as the indirect costs of investing in other investment companies.

***	The Adviser has entered into an expenses limitation agreement to pay the ordinary operating expenses of the Fund that exceed 1.95% per annum.

Reverse Mortgage Risks. The Fund may invest in securities that reflect an interest in reverse mortgages. In a reverse mortgage, a lender makes a loan to a homeowner based on the homeowner’s equity in his or her home. While a homeowner must be age 62 or older to qualify for a reverse mortgage, reverse mortgages may have no income restrictions. Repayment of the interest or principal for the loan is generally not required until the homeowner dies, sells the home, or ceases to use the home as his or her primary residence. Reverse mortgages are subject to different risks than traditional mortgages because the repayment for the loans is uncertain and may occur sooner or later than anticipated based on the life-span of the homeowner.

The AAACX prospectus is available here.

The A3 Alternative Credit Fund is a continuously-offered, non-diversified, registered closed-end fund with limited liquidity.

Distributor – Foreside Fund Partners LLC

Past performance is no guarantee of future results.

This communication and any accompanying attachment is confidential and subject to copyright. It may also be subject to legal or other professional privilege. If you have received this email in error, confidentiality and privilege are not waived and you must not disclose or use the information in it. Please notify the sender by return email and delete the email from your system. A3 Financial Investments LLC (“A3”) or affiliates and clients, make no representation or warranties to accuracy or completeness; and shall not be liable for the improper or incomplete transmission of the information contained in this communication or Attachment nor for any delay in its receipt or damage to your system. Please note that e-mails are inherently insecure and susceptible to change. You should make your own independent evaluation of information herein, as you deem necessary, including obtaining independent financial and legal advice.

A3 Financial LLC is a SEC-Registered Investment Adviser. Registration as an investment adviser with the SEC does not imply any level of skill or training. A3 Financial LLC complies with the current notice filing requirements imposed upon SEC-registered investment advisers by those states in which A3 Financial LLC maintains clients.

Registered Representative of Foreside Fund Partners LLC, which is not affiliated with A3 Financial Investments LLC or its affiliates.

A3 Alternative Credit Fund, (AAACX)

Report of Independent Registered Public Accounting Firm
September 30, 2020

To the Shareholders and Board of Trustees of
A3 Alternative Credit Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of A3 Alternative Credit Fund (the “Fund”) as of September 30, 2020, the related statements of operations, cash flows, and changes in net assets, including the related notes, and the financial highlights for the period October 1, 2019 (commencement of operations) through September 30, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2020, the results of its operations, cash flows, changes in its net assets, and the financial highlights for the period indicated above, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2020, by correspondence with the custodian. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2019.

COHEN & COMPANY, LTD.
Cleveland, Ohio
November 30, 2020

A3 Alternative Credit Fund, (AAACX)

Fund Performance
As of September 30, 2020 (Unaudited)

Performance of a $100,000 Investment

This graph compares a hypothetical $100,000 investment in the Fund’s shares, made at its inception, with a similar investment in the Bloomberg Barclays Global Aggregate Index. Results include the reinvestment of all dividends and capital gains.

The Bloomberg Barclays Global Aggregate Index is a broad-based flagship benchmark that measures the investment grade, global multi-currency, fixed-rate taxable bond market. The index does not reflect expenses, fees or sales charge, which would lower performance. The index is unmanaged and it is not possible to invest in an index.

Average Annual Total Returns as September 30, 2020	1 Year	Since Inception	Inception Date
A3 Alternative Credit Fund	8.52%	8.52%	10/1/2019
Bloomberg Barclays Global Aggregate Index	6.24%	6.24%	10/1/2019

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling (877) 774-7724.

Expense ratio for the Fund was 3.30%, which was stated in the current prospectus. For the Fund’s current one year expense ratios, please refer to the Financial Highlights Section of this report. The Adviser and the Fund have entered into an operating expenses limitation agreement (the “Expense Limitation Agreement”) under which the Adviser has agreed, until at least January 31, 2022, to pay or absorb the ordinary operating expenses of the Fund (excluding (i) interest expenses and dividends on short sales, and any fees and expenses incurred in connection with credit facilities including any commitment fees on borrowings, if any, obtained by the Fund; (ii) transaction costs and other expenses incurred in connection with the acquisition, financing, maintenance, and disposition of the Fund’s investments and prospective investments, including without limitation bank and custody fees, brokerage commissions, legal, data, consulting and due diligence costs, servicing and property management costs, collateral valuations, liquidation and custody costs; (iii) acquired fund fees and expenses; (iv) taxes; and (v) extraordinary expenses including but not limited to litigation costs) to the extent that its management fees plus applicable distribution and shareholder servicing fees and the Fund’s ordinary operating expenses would otherwise exceed, on a year-to-date basis, 1.95% per annum of the Fund’s average daily net assets.

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

A3 Alternative Credit Fund, (AAACX)

Schedule of Investments
As of September 30, 2020

Number of Shares		Value
	CLOSED-END FUNDS — 2.8%
14,486	OFS Credit Co., Inc.	$131,388
38,600	Oxford Lane Capital Corp.	169,840
	TOTAL CLOSED-END FUNDS
	(Cost $310,729)	301,228

Principal Amount
	COLLATERALIZED MORTGAGE OBLIGATIONS — 85.8%
	Government National Mortgage Association
$658,452	1.759%, 10/20/2062[1,2,3]	33,618
4,636,799	1.701%, 5/20/2063[1,2,3]	330,174
3,711,384	1.705%, 5/20/2063[1,2,3]	178,722
1,749,308	1.325%, 6/20/2063[1,2,3]	98,604
2,418,149	1.176%, 8/20/2063[1,2,3]	71,219
2,038,912	1.475%, 3/20/2064[1,2,3]	99,158
1,744,998	1.478%, 5/20/2064[1,2,3]	122,736
1,492,609	1.546%, 10/20/2064[1,2,3]	91,846
1,658,260	1.574%, 11/20/2064[1,2,3]	123,397
864,534	3.219%, 4/20/2065[1,2,3]	70,736
2,822,874	2.567%, 6/20/2065[1,2,3]	260,130
1,394,283	2.320%, 7/20/2065[1,2,3]	102,106
480,035	2.433%, 7/20/2065[1,2,3]	49,728
787,197	1.627%, 9/20/2065[1,2,3]	56,551
1,112,322	1.914%, 9/20/2065[1,2,3]	100,705
676,613	3.548%, 11/20/2065[1,2,3]	4,551
797,263	3.321%, 1/20/2066[1,2,3]	67,522
994,994	3.213%, 2/20/2066[1,2,3]	88,627
1,110,375	3.049%, 4/20/2066[1,2,3]	110,707
1,295,167	2.494%, 6/20/2066[1,2,3]	129,478
2,103,012	1.636%, 9/20/2066[1,2,3]	127,510
1,798,060	1.877%, 10/20/2066[1,2,3]	140,184
1,499,687	3.856%, 10/20/2066[1,2,3]	148,637
6,944,938	3.645%, 12/20/2066[1,2,3,4]	660,049
690,460	2.373%, 1/20/2067[1,2,3]	73,926
3,965,271	3.821%, 2/20/2067[1,2,3]	465,291
1,285,614	2.224%, 4/20/2067[1,2,3]	109,459
2,125,539	2.363%, 6/20/2067[1,2,3]	219,779
1,981,341	2.210%, 8/20/2067[1,2,3]	172,298
831,235	2.299%, 8/20/2067[1,2,3]	98,773
673,193	1.494%, 10/20/2067[1,2,3]	88,166
1,779,961	2.044%, 11/20/2067[1,2,3]	181,169
1,640,044	2.335%, 1/20/2068[1,2,3]	215,973

See accompanying Notes to Financial Statements.

A3 Alternative Credit Fund, (AAACX)

Schedule of Investments
As of September 30, 2020 (continued)

Principal Amount		Value
	COLLATERALIZED MORTGAGE OBLIGATIONS (Continued)
	Government National Mortgage Association (Continued)
$2,540,598	2.308%, 2/20/2068[1,2,3]	$276,810
3,761,244	1.794%, 6/20/2069[1,2,3]	248,369
4,591,357	1.490%, 7/20/2069[1,2,3]	356,649
3,644,685	1.562%, 7/20/2069[1,2,3]	204,884
3,123,201	1.339%, 9/20/2069[1,2,3]	189,981
3,771,315	2.127%, 9/20/2069[1,2,3]	314,558
2,857,310	2.543%, 11/20/2069[1,2,3]	202,493
4,241,543	2.772%, 11/20/2069[1,2,3]	381,843
4,437,154	2.913%, 11/20/2069[1,2,3]	443,302
4,742,501	2.222%, 12/20/2069[1,2,3]	316,891
3,483,446	2.646%, 12/20/2069[1,2,3]	309,320
6,151,472	2.245%, 3/20/2070[1,2,3]	482,265
6,309,270	1.961%, 4/20/2070[1,2,3]	422,493
	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
	(Cost $8,618,433)	9,041,387

	CORPORATE BONDS — 3.4%
100,000	Cadence Series 14 Note 11.500%, 11/12/2020[5,6],11	100,000
166,250	Cadence Series 18 Note 15.750%, 8/21/2021[5,6],11	158,871
100,000	Cadence Series 5 Note 14.750%, 12/21/2020[5,6],11	100,000
	TOTAL CORPORATE BONDS
	(Cost $358,871)	358,871

Number of Shares
	REAL ESTATE INVESTMENT TRUSTS — 2.0%
15,300	AGNC Investment Corp. - REIT	212,823
	TOTAL REAL ESTATE INVESTMENT TRUSTS
	(Cost $204,708)	212,823

Principal Amount
	SYNDICATED PARTICIPATIONS — 2.4%
	Global Merchant Cash, Inc.
$13,028	1.34, 11/22/2020[5,6,7,8]	10,403
12,955	1.34, 11/25/2020[5,6,7,8]	10,442
18,981	1.35, 12/9/2020[5,6,7,8]	14,528
65,100	1.40, 12/21/2020[5,6,7,8,9]	20,832
19,940	1.30, 1/27/2021[5,6,7,8]	15,645

See accompanying Notes to Financial Statements.

A3 Alternative Credit Fund, (AAACX)

Schedule of Investments
As of September 30, 2020 (continued)

Principal Amount		Value
	SYNDICATED PARTICIPATIONS (Continued)
	Global Merchant Cash, Inc. (Continued)
$39,135	1.30, 2/2/2021[5,6,7,8]	$31,606
9,901	1.39, 3/5/2021[5,6,7,8]	7,764
36,630	1.31, 3/16/2021[5,6,7,8]	28,802
105,300	1.30, 6/22/2021[5,6,7,8]	81,807
39,962	1.39, 6/22/2021[5,6,7,8]	32,202
	TOTAL SYNDICATED PARTICIPATIONS
	(Cost $285,938)	254,031

Number of Shares
	SHORT-TERM INVESTMENTS — 0.5%
50,009	Fidelity Investments Money Market Government Portfolio - Institutional Class, 0.01%[4,10]	50,009
	TOTAL SHORT-TERM INVESTMENTS
	(Cost $50,009)	50,009

	TOTAL INVESTMENTS — 96.9%
	(Cost $9,828,688)	10,218,349
	Other Assets Less Liabilities — 3.1%	323,645
	TOTAL NET ASSETS — 100.0%	$10,541,994

REIT – Real Estate Investment Trusts

[1]	Callable.

[2]	Interest-only security.

[3]	Variable rate security. Rate shown is the rate in effect as of year end.

[4]

All or a portion of this security is segregated as collateral for futures and other derivative instruments. The market value of the securities pledged as collateral was $710,058, which represents 6.7% of total net assets of the Fund.

[5]	Level 3 securities fair valued under procedures established by the Board of Trustees. The total value of these securities is $612,902, which represents 5.8% of total net assets of the Fund.

[6]

Restricted security. The total value of these securities is $612,902, which represents 5.8% of total net assets of the Fund. Please refer to Note 9, Investments in Restricted Securities in the Notes to the Financial Statements.

[7]	The Factor listed represents the repayment amount divided by the advance amount, quoted in a decimal format.

[8]	The Maturity Date listed is an estimate of the anticipated timing of full repayment.

[9]	Defaulted.

[10]	The rate is the annualized seven-day yield at period end.

[11]	A corporate debt instrument identified by the issuer as a “platform note”.

See accompanying Notes to Financial Statements.

A3 Alternative Credit Fund, (AAACX)

Summary of Investments
As of September 30, 2020

Security Type/Sector	Percent of Total Net Assets
Collateralized Mortgage Obligations	85.8
Cash and Other Assets	3.6
Corporate Bonds	3.4
Closed-End Funds	2.8
Syndicated Participations	2.4
Real Estate Investment Trusts	2.0
Total Net Assets	100.0

See accompanying Notes to Financial Statements.

A3 Alternative Credit Fund, (AAACX)

Statement of Assets and Liabilities
As of September 30, 2020

Assets:
Investments, at value (cost $9,828,688)	$10,218,349
Cash segregated at custodian for futures contracts	11,744
Cash deposited with broker	113,514
Receivables:
Dividends and interest	218,868
Due from Adviser	35,779
Prepaid expenses	18,920
Total assets	10,617,174

Liabilities:
Due to custodian	3,756
Payables:
Distributions to shareholders	17
Audit and tax fees	29,919
Transfer agent fees and expenses	8,783
Custody fees	4,954
Fund administration fees	4,794
Offering costs - Advisor	4,256
Chief Compliance Officer fees	3,801
Trustees’ fees and expenses	3,708
Fund accounting fees	2,049
Accrued other expenses	9,143
Total liabilities	75,180

Net Assets	$10,541,994

Components of Net Assets:
Paid-in capital (par value of $0.01 per share with an unlimited number of shares authorized)	$10,534,178
Total distributable earnings	7,816
Net Assets	$10,541,994

Shares of beneficial interest issued and outstanding	1,027,991
Net asset value, offering, and redemption price per share	$10.25

See accompanying Notes to Financial Statements.

A3 Alternative Credit Fund, (AAACX)

Statement of Operations
For the Year Ended September 30, 2020*

Investment income:
Dividends	$106,014
Interest	449,644
Total investment income	555,658

Expenses:
Advisory fees	97,815
Legal fees	88,000
Transfer agent fees and expenses	53,400
Fund administration fees	52,956
Offering costs	51,368
Chief Compliance Officer fees	49,863
Audit and tax fees	29,919
Fund accounting fees	25,001
Miscellaneous fees	15,181
Insurance fees	15,032
Trustees’ fees and expenses	14,958
Custody fees	14,780
Shareholder reporting fees	11,268
Registration fees	1,604
Brokerage fees	105
Total expenses	521,250
Advisory fees waived and other expenses absorbed	(393,984)
Net expenses	127,266
Net investment income	428,392

Realized and Unrealized Gain (Loss):
Net realized loss on:
Investments	(389,731)
Futures contracts	(31,381)
Total net realized loss	(421,112)
Net change in unrealized appreciation/depreciation on investments	389,661
Net realized and unrealized loss	(31,451)

Net Increase in Net Assets from Operations	$396,941

*

The Fund was organized with 10,000 shares of beneficial interest on August 29, 2019 for $100,000, which represents the seed investment made by the Principals of the Adviser. The Fund commenced operations on October 1, 2019.

See accompanying Notes to Financial Statements.

A3 Alternative Credit Fund, (AAACX)

Statement of Changes in Net Assets

For the Year Ended September 30, 2020
Increase (Decrease) in Net Assets from:
Operations:
Net investment income	$428,392
Net realized loss on investments	(421,112)
Net change in unrealized appreciation/depreciation on investments	389,661
Net increase in net assets resulting from operations	396,941

Distributions to shareholders:
Total distributions to shareholders	(396,121)

Capital Transactions:
Net proceeds from shares sold	10,136,006
Reinvestment of distributions	331,418
Cost of shares redeemed	(26,250)
Net increase in net assets from capital transactions	10,441,174

Total increase in net assets	10,441,994

Net Assets:
Beginning of year*	100,000
End of year	$10,541,994

Capital Share Transactions:
Shares sold	988,175
Shares reinvested	32,316
Shares redeemed	(2,500)
Net increase in capital share transactions	1,017,991

*

The Fund was organized with 10,000 shares of beneficial interest on August 29, 2019 for $100,000, which represents the seed investment made by the Principals of the Adviser. The Fund commenced operations on October 1, 2019.

See accompanying Notes to Financial Statements.

A3 Alternative Credit Fund, (AAACX)

Statement of Cash Flows
For the Year Ended September 30, 2020*

Cash flows provided by (used in) operating activities:
Net Increase in net assets from Operations	$396,941
Adjustments to reconcile net increase in net assets from operations to net cash used in operating activities:
Purchases of investments	(14,983,605)
Sales of investments	4,867,834
Net amortization on investments	566,503
Net realized loss on investments	389,731
Return of capital dividends received	24,296
Net realized gain on paydowns	(37,959)
Net change in unrealized appreciation/depreciation on investments	(389,661)
Change in short-term investments, net	(655,488)
(Increase)/Decrease in assets:
Dividends and interest	(218,868)
Due from Adviser	(39,591)
Deferred offering costs	51,368
Prepaid expenses	(18,920)
Increase/(Decrease) in liabilities:
Distributions to shareholders	17
Offering costs - Adviser	(37,797)
Audit and tax fees	29,919
Custody fees	4,954
Transfer agent fees and expenses	8,783
Fund administration fees	4,794
Chief Compliance Officer fees	3,801
Trustees’ fees and expenses	3,708
Fund accounting fees	2,049
Organizational costs	(5,503)
Other accrued expenses	9,143
Net cash (used in) operating activities	(10,023,551)

Cash flows provided by (used in) financing activities:
Proceeds from shares sold, net of receivable for fund shares sold	10,136,006
Cost of shares repurchased	(26,250)
Distributions paid to shareholders, net of reinvestments	(64,703)
Net cash provided by financing activities	10,045,053

Net Increase in Cash and Restricted Cash	21,502

Cash and Restricted Cash:
Beginning of year	100,000
End of year[1]	$121,502

Non-cash financing activities not included herein consist of $331,418 of reinvested dividends.

*

The Fund was organized with 10,000 shares of beneficial interest on August 29, 2019 for $100,000, which represents the seed investment made by the Principals of the Adviser. The Fund commenced operations on October 1, 2019.

[1]

Cash and restricted cash include cash segregated at custodian for futures contracts, cash deposited with broker and cash due to custodian, as outlined further on the Statement of Assets and Liabilities.

See accompanying Notes to Financial Statements.

A3 Alternative Credit Fund, (AAACX)

Financial Highlights

Per share operating performance.
For a capital share outstanding throughout the period.

For the Year Ended September 30, 2020*
Net asset value, beginning of year	$10.00
Income from Investment Operations:
Net investment income[1]	0.68
Net realized and unrealized gain	0.16
Total from investment operations	0.84

Less Distributions:
From net investment income	(0.59)

Net asset value, end of year	$10.25

Total return[2]	8.52%

Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$10,542

Ratio of expenses to average net assets:
Before fees waived	7.99%[3]
After fees waived	1.95%[3]
Ratio of net investment income to average net assets:
Before fees waived	0.53%
After fees waived	6.57%

Portfolio turnover rate	89%

*

The Fund was organized with 10,000 shares of beneficial interest on August 29, 2019 for $100,000, which represents the seed investment made by the Principals of the Adviser. The Fund commenced operations on October 1, 2019.

[1]	Based on average shares outstanding for the period.

[2]

Total returns would have been lower had expenses not been waived by the Investment Adviser. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the repurchase of Fund shares for the year ended September 30, 2020.

[3]	Ratio of brokerage fees to average net assets was less than 0.005%.

See accompanying Notes to Financial Statements.

A3 Alternative Credit Fund, (AAACX)

Notes to Financial Statements
September 30, 2020

1. Organization

The A3 Alternative Credit Fund (the “Fund”) is a continuously offered, non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), and organized as a Delaware statutory trust on May 9, 2019. The Fund operates as an interval fund. A3 Financial Investments, LLC serves as the investment adviser (the “Adviser”) of the Fund. The Fund’s investment objective is to seek total return through investments that offer regular income or the potential for price appreciation. The Fund commenced operations on October 1, 2019.

The Fund expects to invest primarily in income-generating assets and will seek the best available risk-adjusted opportunities in fixed income that offer the potential for both stable, regular cash flows and price appreciation. The Fund will invest, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes), in Credit Investments. “Credit Investments” are defined as securities and other fixed-income investments in U.S. and non-U.S. (including foreign and emerging markets) issuers that include: (1) corporate debt securities and derivatives, including syndicated loans, credit-linked notes (“CLNs”) and high yield (“junk”) bonds, ; (2) the debt and equity tranches of collateralized loan obligations (“CLOs”); (3) loans and privately placed debt securities that are directly originated by the Fund or purchased from originators, which may be unsecured or secured; (4) asset-backed securities (“ABS”) backed by pools of consumer loans, auto loans, single family rental cash flows, commercial receivables, and other collateral, including loans originated through a peer-to-peer lending platform; (5) residential mortgage-backed securities (“RMBS”); and (6) commercial mortgage-backed securities (“CMBS”).

2. Significant Accounting Policies

Basis of Preparation and Use of Estimates

The Fund is an investment company and follows the accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial Services – Investment Companies. The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of the financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

Investment Transactions and Related Investment Income

Investment transactions are accounted for on a trade-date basis. However, for daily net asset value (“NAV”) determination, portfolio securities transactions are reflected no later than in the first calculation on the first business day following trade date. Interest income is recognized on an accrual basis and includes, where applicable, the amortization of premium or accretion of discount using the effective interest method.

Realized gains and losses on investment transactions are determined using cost calculated on a specific identification basis. Paydown gains and losses are recorded as an adjustment to interest income in the Statement of Operations. Dividends are recorded on the ex-dividend date. Distributions from private investments that represent returns of capital in excess of cumulative profits and losses are credited to investment cost rather than investment income.

Organizational and Offering Costs

The Adviser has agreed to advance the Fund’s organizational costs and offering costs. Organizational costs are expensed as incurred and are subject to recoupment by the Adviser in accordance with the Fund’s expense limitation agreement discussed in Note 4. Offering costs, which are also subject to the Fund’s expense limitation agreement and discussed in Note 4, are amortized to expense over twelve months on a straight-line basis.

Organizational costs consist of the costs of forming the Fund, drafting of bylaws, administration, custody and transfer agency agreements, legal services in connection with the initial meeting of Trustees and the Fund’s seed audit costs. Offering costs consist of the costs of preparing, reviewing and filing with the SEC the Fund’s registration statement, the costs of preparing, reviewing and filing of any associated marketing or similar materials, the costs associated with the printing, mailing or other distribution of the Prospectus, Statement of Additional Information and/or marketing materials, and the amounts of associated filing fees and legal fees associated with the offering. The aggregate amount of the organizational costs and offering costs expensed for the year ended September 30, 2020, are $23,003 and $51,368, respectively.

A3 Alternative Credit Fund, (AAACX)

Notes to Financial Statements
September 30, 2020 (continued)

2. Significant Accounting Policies (continued)

During the fiscal year ended September 30, 2020, $51,368, representing aggregate amount of offering costs, was expensed subject to the Fund’s Expense Limitation and Reimbursement Agreement. As part of the initial seed audit as of August 29, 2019, $23,003 of organizational costs were expensed and subject to recoupment.

Federal Income Taxes

The Fund intends to continue to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended. As so qualified, the Fund will not be subject to federal income tax to the extent it distributes substantially all of its net investment income and capital gains to shareholders. Therefore, no federal income tax provision is required. Management of the Fund is required to determine whether a tax position taken by the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, based on the technical merits of the position. Based on its analysis, there were no tax positions identified by management of the Fund that did not meet the “more likely than not” standard as of September 30, 2020.

The Fund’s policy is to classify interest and penalties associated with underpayment of federal and state income taxes, if any, as income tax expense on its Statement of Operations. As of September 30, 2020, the Fund did not have any interest or penalties associated with the underpayment of any income taxes.

Distributions to Shareholders

Distributions are paid at least quarterly on the Fund’s shares of beneficial interest (“Shares”) in amounts representing substantially all of the Fund’s net investment income, if any, earned each year. The Fund determines annually whether to distribute any net realized long-term capital gains in excess of net realized short-term capital losses (including capital loss carryover); however, it may distribute any excess annually to its shareholders.

The exact amount of distributable income for each fiscal year can only be determined at the end of the Fund’s fiscal year. Under Section 19 of the Investment Company Act, the Fund is required to indicate the sources of certain distributions to shareholders. The estimated distribution composition may vary from quarter to quarter because it may be materially impacted by future income, expenses and realized gains and losses on securities and fluctuations in the value of the currencies in which Fund assets are denominated.

Reverse Mortgages

The Fund may invest in securities that reflect an interest in reverse mortgages, including Collateralized Mortgage Obligations (“CMOs”). Investments of this type may be accrual in nature and may be insured by the Government National Mortgage Association. In a reverse mortgage, a lender makes a loan to a homeowner based on the homeowner’s equity in his or her home. While a homeowner must be age 62 or older to qualify for a reverse mortgage, reverse mortgages may have no income restrictions. Repayment of the interest or principal for the loan is generally not required until the homeowner dies, sells the home, or ceases to use the home as his or her primary residence. Reverse mortgages are subject to different risks than traditional mortgages because the repayment for the loans is uncertain and may occur sooner or later than anticipated based on the life-span of the homeowner.

CMOs are typically privately offered and sold, which means that less information about the security may be available as compared to publicly offered securities or exchange listed securities and only certain institutions may buy and sell them. As a result, investments in CMOs may be characterized by the Fund as illiquid securities. The Fund invested in CMOs during the year ended September 30, 2020. The Fund invested in CMOs during the year ended September 30, 2020.

Collateralized Loan Obligations and Collateralized Debt Obligations

The Fund may invest in or gain exposure to CLOs and Collateralized Debt Obligations (“CDOs”). CLOs and CDOs are created by the grouping of certain private loans and other lender assets/collateral into pools. A sponsoring organization establishes a special purpose vehicle to hold the assets/collateral and issue securities. Interests in these pools are sold as individual securities. Payments of principal and interest are passed through to investors and are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guaranty or senior/subordination. Payments from the asset pools may be divided into several different tranches of debt securities, offering investors various maturity and credit risk characteristics. Some tranches entitled to receive regular installments of principal and interest, other tranches entitled

A3 Alternative Credit Fund, (AAACX)

Notes to Financial Statements
September 30, 2020 (continued)

2. Significant Accounting Policies (continued)

to receive regular installments of interest, with principal payable at maturity or upon specified call dates, and other tranches only entitled to receive payments of principal and accrued interest at maturity or upon specified call dates. Different tranches of securities will bear different interest rates, which may be fixed or floating.

CLOs and CDOs are typically privately offered and sold, and thus, are not registered under the securities laws, which means less information about the security may be available as compared to publicly offered securities and only certain institutions may buy and sell them. As a result, investments in CLOs and CDOs may be characterized by the Fund as illiquid securities. An active dealer market may exist for CLOs and CDOs that can be resold in Rule 144A transactions, but there can be no assurance that such a market will exist or will be active enough for the Fund to sell such securities. The Fund invested in CLOs and CDOs via dedicated strategy closed end funds during the year ended September 30, 2020.

Syndicated Participations

The Fund may invest in syndicated participations, which are typically loans or advances to corporate entities originated by one or more lenders, and then traded in the secondary market. The primary risk of a syndicated participations is the creditworthiness of the corporate borrower. The market for syndicated participations may not be highly liquid and the Fund may have difficulty selling them. These investments primarily expose the Fund to the credit risk of the underlying borrower, but they also expose the Fund to certain risks associated with the loan agent. Syndicated participations settle on a delayed basis, potentially leading to the sale proceeds of such participation not being available to meet redemptions for a substantial period of time after the sale of the investment. Certain syndicated participations may not be considered “securities,” and purchasers, such as the Fund, therefore may not be entitled to rely on the protections of federal securities laws, including anti-fraud provisions. The Fund invested in syndicated participations during the year ended September 30, 2020.

Valuation of Investments

The Fund’s Valuation Committee (“Valuation Committee”) oversees the valuation of the Fund’s investments on behalf of the Fund. The Board of Trustees of the Fund (the “Board”) has approved the valuation policies and procedures for the Fund (the “Valuation Procedures”). Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded on a day the Fund will calculate its net asset value as of the close of business on each day that the New York Stock Exchange is open for business and at such other times as the Board shall determine (each a “Determination Date” or at approximately 4:00 pm U.S. Eastern Time if a security’s primary exchange is normally open at that time), or, if there is no such reported sale on the Determination Date, the mean between the closing bid and asked prices and if no asked price is available, at the bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price (which is the last trade price at or before 4:00:02 p.m. U.S. Eastern Time adjusted up to NASDAQ’s best offer price if the last trade price is below such bid and down to NASDAQ’s best offer price if the last trade is above such offer price) will be used.

Fixed income securities with a remaining maturity of 60 days or more for which accurate market quotations are readily available will normally be valued according to dealer supplied mean quotations or mean quotations from a recognized pricing service. The independent pricing agents may employ methodologies that utilize actual market transactions (if the security is actively traded), broker-dealer supplied valuations, or matrix pricing. Matrix pricing determines a security’s value by taking into account such factors as security prices, yields, maturities, call features, ratings and developments relating to comparable securities. Debt obligations with remaining maturities of sixty days or less when originally acquired will be valued at their amortized cost, which approximates fair market value.

CMOs are not traded on a national securities exchange and instead may be valued utilizing a market approach. The market approach is a method of determining the valuation of a security based on the selling pricing of similar securities. The types of factors that may be taken into account in pricing CMOs, such as reverse mortgages, include: the yield and spread of similar CMOs where pricing is available in the market; the riskiness and characteristics of the underlying pool of loans; features of the CMO, including weighted average life, investment size and weighted average spread of the underlying loans.

CLOs are not traded on a national securities exchange and instead are valued utilizing a market approach. The market approach is a method of determining the valuation of a security based on the selling price of similar securities. The types of factors that may be taken into account in pricing CLOs include: the yield of similar CLOs where pricing is available in the market; the riskiness of the underlying pool of loans; features of the CLO, including weighted average life test, liability pricing, management fees, covenant cushions, weighted average spread of underlying loans and net asset value.

A3 Alternative Credit Fund, (AAACX)

Notes to Financial Statements
September 30, 2020 (continued)

2. Significant Accounting Policies (continued)

Unlike publicly traded common stock which trades on national exchanges, there is no central place or exchange for loans or other non-exchange traded instruments. Due to the lack of centralized information and trading, the valuation of loans and other non-exchange traded instruments carries more risk than that of publicly traded common stock. Uncertainties in the conditions of the financial market, unreliable reference data, lack of transparency and inconsistency of valuation models and processes may lead to inaccurate asset pricing. In addition, other market participants may value instruments differently than the Fund. As a result, the Fund may be subject to the risk that when a non-exchange traded instrument is sold in the market, the amount received by the Fund is less than the value that such security is carried at on the Fund’s books.

The values of some of the assets in the Fund’s portfolio are not readily determinable. The Adviser values these assets at fair value, as determined in good faith by the Adviser, subject to the oversight of the Board. Because such valuations are inherently uncertain, may fluctuate over short periods of time and may be based on estimates, the Adviser’s determinations of fair value may differ from the values that would have been used if a ready market for these assets existed or from the prices at which trades occur. Furthermore, the Adviser may not obtain third-party valuations for all of the Fund’s assets. Changes in the fair value of the Fund’s assets directly impact the Fund’s net income and the Fund’s NAV through recording unrealized appreciation or depreciation of its investments and derivative instruments, and so the Adviser’s determination of fair value has a material impact on the Fund’s net income and the Fund’s NAV.

While in many cases the Adviser ‘s determination of the fair value of the Fund’s assets is based on valuations provided by third-party dealers and pricing services, the Adviser can and does value assets based upon its judgment and such valuations may differ from those provided by third-party dealers and pricing services. Valuations of certain assets are often difficult to obtain or are unreliable. In general, dealers and pricing services heavily disclaim their valuations. Additionally, dealers may claim to furnish valuations only as an accommodation and without special compensation, and so they may disclaim any and all liability for any direct, incidental, or consequential damages arising out of any inaccuracy or incompleteness in valuations, including any act of negligence or breach of any warranty. Depending on the complexity and illiquidity of an asset, valuations of the same asset can vary substantially from one dealer or pricing service to another. Higher valuations of the Fund’s assets have the effect of increasing the amount of management fees the Fund pays to the Adviser. Therefore, conflicts of interest exist because the Adviser is involved in the determination of the fair value of the Fund’s assets.

The prices provided by a pricing service or independent dealers or the fair value determinations made by the valuation committee of the Board of Trustees may be different from the prices used by other funds or from the prices at which securities are actually bought and sold. The prices of certain securities provided by pricing services may be subject to frequent and significant change, and will vary depending on the information that is available. Pricing services that value fixed-income securities generally utilize a range of market-based and security specific inputs and assumptions, as well as considerations about general market conditions, to establish a price. Investments may transact in a negotiated manner via appointment, auction, offer or bid wanted in competition. Transaction price and valuation may vary by position size, asset type, investment holding period constraints and modeled cash flow assumptions. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers. Pricing services generally value debt securities assuming orderly transactions of an institutional size, but such securities may be held or transactions may be conducted in such securities in smaller sizes. Investment size can influence price in negotiated markets and result in the same security having a wide range of prices. Standalone smaller investment positions often trade at lower prices than larger institutional positions. The Fund’s investments in certain fixed-income instruments purchased in smaller sized transactions may contribute positively to the Fund’s performance. As Fund asset levels increase, similar smaller sized transactions, if any, may not have the same relative impact on the Fund’s performance and are not anticipated to have the same relative impact on the Fund’s future performance.

Repurchase Offers

The Fund is a closed-end investment company structured as an interval fund and, as such, has adopted a fundamental policy to make quarterly repurchase offers, at NAV, of no less than 5% of the Fund’s outstanding Shares on the repurchase request deadline. The Fund will offer to purchase only a small portion of its Shares each quarter, and there is no guarantee that shareholders will be able to sell all of the Shares that they desire to sell in any particular repurchase offer. Under current regulations, such offers must be for not less than 5% nor more than 25% of the Fund’s Shares outstanding on the repurchase request deadline. If shareholders tender for repurchase more than the repurchase offer amount for a given repurchase offer, the Fund will repurchase the shares on a pro rata basis. However, the Fund may accept all shares tendered for repurchase by shareholders who own less than one hundred shares and who tender all of their shares, before prorating other amounts

A3 Alternative Credit Fund, (AAACX)

Notes to Financial Statements
September 30, 2020 (continued)

2. Significant Accounting Policies (continued)

tendered. In addition, the Fund will accept the total number of shares tendered in connection with required minimum distributions from an IRA or other qualified retirement plan. It is the shareholder’s obligation to both notify and provide the Fund supporting documentation of a required minimum distribution from an IRA or other qualified retirement plan.

Derivatives and Hedging Disclosures

GAAP requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effects on the Fund’s financial position, performance and cash flows. As of September 30, 2020, the Fund had no open derivative instruments and therefore there was no impact to the Statement of Assets and Liabilities. The limited use of derivatives by the Fund during the year ended September 30, 2020 was related to futures contracts and resulted in a net realized loss of $31,381, which is reflected on the Statement of Operations. During the period, the Fund traded futures contracts, the average notional amount was as follows:

Derivatives not designated as hedging instruments		Long Futures Contracts
Commodity contracts	Notional Amount	$39,131

3. Principal Risks

Non-Diversified Status

The Fund is a “non-diversified” management investment company. Thus, there are no percentage limitations imposed by the Investment Company Act on the Fund’s assets that may be invested, directly or indirectly, in the securities of any one issuer. Consequently, if one or more securities are allocated a relatively large percentage of the Fund’s assets, losses suffered by such securities could result in a higher reduction in the Fund’s capital than if such capital had been more proportionately allocated among a larger number of securities. The Fund may also be more susceptible to any single economic or regulatory occurrence than a diversified investment company.

Limited Liquidity

Shares in the Fund provide limited liquidity since shareholders will not be able to redeem Shares on a daily basis. A shareholder may not be able to tender its Shares in the Fund promptly after it has made a decision to do so. In addition, with very limited exceptions, Shares are not transferable, and liquidity will be provided only through repurchase offers made quarterly by the Fund. Shares in the Fund are therefore suitable only for investors who can bear the risks associated with the limited liquidity of Shares and should be viewed as a long-term investment.

Credit Risk

There is a risk that debt issuers will not make payments, resulting in losses to the Fund. In addition, the credit quality of a debt instrument by the Fund may be lowered if an issuer’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a debt instrument and thereby in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult to sell the debt instrument. Default, or the market’s perception that an issuer is likely to default, could reduce the value of a debt instrument, thereby reducing the value of your investment in Fund shares. In addition, default may cause the Fund to incur expenses in seeking recovery of principal or interest on its portfolio holdings.

Market and Geopolitical Risk

The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, pandemics, epidemics, terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years, such as terrorist attacks around the world, natural disasters, social and political discord or debt crises and downgrades, among others, may result in market volatility and may have long term effects on both the U.S. and global financial markets. It is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund’s portfolio. The current novel coronavirus (COVID-19) global pandemic and the aggressive responses taken by many governments, including

A3 Alternative Credit Fund, (AAACX)

Notes to Financial Statements
September 30, 2020 (continued)

3. Principal Risks (continued)

closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines or similar restrictions, as well as the forced or voluntary closure of, or operational changes to, many retail and other businesses, has had negative impacts, and in many cases severe negative impacts, on markets worldwide. It is not known how long such impacts, or any future impacts of other significant events described above, will or would last, but there could be a prolonged period of global economic slowdown, which may impact your Fund investment. Therefore, the Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates can have the same impact on all types of securities and instruments. In times of severe market disruptions you could lose your entire investment.

Interest Rate Risk

Typically, a rise in interest rates causes a decline in the value of debt securities and loans, and as a result the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of debt securities and loans. In general, the market price of debt securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default), prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments) and extension risk (the debtor may pay its obligation later than expected, increasing a securities maturity). These risks could affect the value of a particular investment, possibly causing the Fund’s NAV and total return to be reduced and fluctuate more than other types of investments

Asset-Backed and Mortgage-Backed Security Risk

Prepayment risk is associated with mortgage-backed and asset-backed securities including CMOs. If interest rates fall, the underlying debt may be repaid ahead of schedule, reducing the value of the Fund’s investments. If interest rates rise, there may be fewer prepayments, which would cause the average bond maturity to rise, increasing the potential for the Fund to lose money. The value of these securities may be significantly affected by changes in interest rates, the market’s perception of issuers, and the creditworthiness of the parties involved. The ability of the Fund to successfully utilize these instruments may depend on the ability of the Fund’s Adviser to forecast interest rates and other economic factors correctly. These securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile. Certain mortgage-backed securities may be secured by pools of mortgages on single-family properties, multi-family properties, and/or commercial properties. Similarly, asset-backed securities may be secured by pools of loans, such as student loans, automobile loans and credit card receivables. The credit risk on such securities is affected by homeowners or borrowers defaulting on their loans. The values of assets underlying mortgage-backed and asset-backed securities may decline and, therefore, may not be adequate to cover underlying investors. Mortgage-backed securities and other securities issued by participants in housing and commercial real estate finance, as well as other real estate-related markets experienced extraordinary weakness and volatility in the aftermath of the 2007-2008 financial crisis. Possible legislation in the area of residential mortgages, credit cards and other loans that may collateralize the securities in which the Fund may invest could negatively impact the value of the Fund’s investments. To the extent the Fund focuses its investments in particular types of mortgage-backed or asset-backed securities, the Fund may be more susceptible to risk factors affecting such types of securities. Certain ABS and MBS that the Fund acquires are subordinated in cash flow priority to other more “senior” securities of the same securitization. The exposure to defaults on the underlying mortgages is severely magnified in subordinated securities. Certain subordinated securities (“first loss securities”) absorb all losses from default before any other class of securities is at risk. Such securities therefore are considered to be highly speculative investments.

Syndicated Loans and Participations Risk

The Fund’s investment program may include significant amounts of syndicated loans and participations. These obligations are subject to unique risks, including (i) the possible avoidance of an investment transaction as a “preferential transfer,” “fraudulent conveyance” or “fraudulent transfer,” among other avoidance actions, under relevant bankruptcy, insolvency and/or creditors’ rights laws, (ii) so-called “lender liability” claims by the issuer of the obligations, (iii) environmental liabilities that may arise with respect to collateral securing the obligations, (iv) limitations on the ability of the Fund to directly enforce its rights with respect to participations and (v) the contractual nature of participations where the Fund takes on the credit risk of the agent bank rather than the actual borrower.

The Fund may acquire interests in loans or advances either directly (by way of assignment) or indirectly (by way of participation). The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a contracting party under the loan agreement with respect to the loan; however, its rights can be more restricted

A3 Alternative Credit Fund, (AAACX)

Notes to Financial Statements
September 30, 2020 (continued)

3. Principal Risks (continued)

than those of the assigning institution. Participations in a portion of a loan or advance typically result in a contractual relationship only with the institution participating out the interest and not with the obligor. The Fund would, in such a case, have the right to receive payments of principal and interest to which it is entitled only from the institution selling the participation, and not directly from the obligor, and only upon receipt by such institution of such payments from the obligor. As the owner of a participation, the Fund generally will have no right to enforce compliance by the obligor with the terms of the agreement or to vote on amendments to the agreement, nor any rights of set-off against the obligor, and the Fund may not directly benefit from collateral supporting the loan in which it has purchased the participation. In addition, in the event of the insolvency of the selling institution, the Fund may be treated as a general creditor of such selling institution, and may not have any exclusive or senior claim with respect to the selling institution’s interest in, or the collateral with respect to, the applicable loan. Consequently, the Fund will assume the credit risk of both the obligor and the institution selling the participation to the Fund. As a result, concentrations of participations from any one selling institution subject the Fund to an additional degree of risk with respect to defaults by such selling institution.

The Fund may be subject to risks associated with syndicated loans and participations. Under the documentation for syndicated loans, a financial institution or other entity typically is designated as the administrative agent and/or collateral agent. This agent is granted a lien on any collateral on behalf of the other lenders and distributes payments on the indebtedness as they are received. The agent is the party responsible for administering and enforcing the loan and generally may take actions only in accordance with the instructions of a majority or two-thirds in commitments and/or principal amount of the associated indebtedness. In most cases for the Fund’s syndicated loan investments, the Fund does not expect to hold a sufficient amount of the indebtedness to be able to compel any actions by the agent. Consequently, the Fund would only be able to direct such actions if instructions from the Fund were made in conjunction with other holders of associated indebtedness that together with the Fund compose the requisite percentage of the related indebtedness then entitled to take action. Conversely, if holders of the required amount of the associated indebtedness other than the Fund desire to take certain actions, such actions may be taken even if the Fund did not support such actions. Furthermore, if a syndicated loan is subordinated to one or more senior loans made to the applicable obligor, the ability of the Fund to exercise such rights may be subordinated to the exercise of such rights by the senior lenders. Whenever the Fund is unable to direct such actions, the parties taking such actions may not have interests that are aligned with us, and the actions taken may not be in the Fund’s best interests. In addition, the Fund’s ability to direct such actions may be limited by the tax rules governing publicly traded partnerships.

If an investment is a syndicated revolving loan or delayed drawdown loan, other lenders may fail to satisfy their full contractual funding commitments for such loan, which could create a breach of contract, result in a lawsuit by the obligor against the lenders and adversely affect the fair market value of the Fund’s investment.

There is a risk that a loan or participation agent may become bankrupt or insolvent. Such an event would delay, and possibly impair, any enforcement actions undertaken by holders of the associated indebtedness, including attempts to realize upon the collateral securing the associated indebtedness and/or direct the agent to take actions against the related obligor or the collateral securing the associated indebtedness and actions to realize on proceeds of payments made by obligors that are in the possession or control of any other financial institution. In addition, the Fund may be unable to remove the agent in circumstances in which removal would be in the Fund’s best interests. Moreover, agented loans typically allow for the agent to resign with certain advance notice, and the Fund may not find a replacement agent on a timely basis, or at all, in order to protect its investment.

LIBOR Risk

Certain of the Fund’s investments, payment obligations and financing terms may be based on floating rates, such as LIBOR, Euro Interbank Offered Rate and other similar types of reference rates (each, a “Reference Rate”). On July 27, 2017, the Chief Executive of the UK Financial Conduct Authority (“FCA”), which regulates LIBOR, announced that the FCA will no longer persuade nor compel banks to submit rates for the calculation of LIBOR and certain other Reference Rates after 2021. Such announcement indicates that the continuation of LIBOR and other Reference Rates on the current basis cannot and will not be guaranteed after 2021. The transition away from Reference Rates may lead to increased volatility and illiquidity in markets that are tied to such Reference Rates and reduced values of Reference Rate-related instruments. This announcement and any additional regulatory or market changes that occur as a result of the transition away from Reference Rates may have an adverse impact on a Fund’s investments, performance or financial condition.

A3 Alternative Credit Fund, (AAACX)

Notes to Financial Statements
September 30, 2020 (continued)

4. Investment Advisory and Other Agreements

A3 Financial Investments, LLC serves as the Fund’s investment adviser pursuant to a management agreement with the Fund that has an initial two-year term and is subject to annual renewal thereafter by the Fund’s Board of Trustees (the “Board”). The Adviser is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). The Adviser is entitled to receive a monthly fee at the annual rate of 1.50% of the Fund’s average daily net assets (the “Advisory Fee”).

The Adviser and the Fund have entered into an operating expenses limitation agreement (the “Expense Limitation Agreement”) under which the Adviser has agreed, until at least January 31, 2022, to pay or absorb the ordinary operating expenses of the Fund (excluding (i) interest expenses and dividends on short sales, and any fees and expenses incurred in connection with credit facilities including any commitment fees on borrowings, if any, obtained by the Fund; (ii) transaction costs and other expenses incurred in connection with the acquisition, financing, maintenance, and disposition of the Fund’s investments and prospective investments, including without limitation bank and custody fees, brokerage commissions, legal, data, consulting and due diligence costs, servicing and property management costs, collateral valuations, liquidation and custody costs; (iii) acquired fund fees and expenses; (iv) taxes; and (v) extraordinary expenses including but not limited to litigation costs) to the extent that its management fees plus applicable distribution and shareholder servicing fees and the Fund’s ordinary operating expenses would otherwise exceed, on a year-to-date basis, 1.95% per annum of the Fund’s average daily net assets.

For the fiscal year ended September 30, 2020, the Adviser waived fees and reimbursed expenses totaling $393,984. For a period not to exceed three years from the date on which advisory fees are waived or Fund expenses were absorbed by the Adviser, the Adviser may recoup amounts waived or absorbed, provided it is able to effect such recoupment and remain in compliance with (a) the limitation on Fund expenses in effect at the time of the relevant reduction in advisory fees or payment of the Fund’s expenses, and (b) the limitation on Fund expenses at the time of the recoupment. At September 30, 2020 the amount of these potentially recoverable expenses is $416,987, expiring on August 29, and September 30, on the years below:

2022	$23,003
2023	393,984
Total	$416,987

Foreside Fund Partners, LLC serves as the Fund’s distributor (the “Distributor”) and Foreside Fund Officer Services, LLC provides Chief Compliance Officer (“CCO”) services to the Fund; UMB Fund Services, Inc. (“UMBFS”) serves as the Fund’s fund accountant, transfer agent and administrator; UMB Bank, n.a., an affiliate of UMBFS, serves as the Fund’s custodian. The Fund’s allocated fees incurred for services provided for the year ended September 30, 2020, are reported on the Statement of Operations.

Certain officers and a Trustee of the Fund are employees of the Adviser or affiliated with the Distributor.

5. Control Ownership

The beneficial ownership, either directly or indirectly, of more than twenty-five percent (25%) of the voting securities creates a presumption of control of the Fund, under Section 2(a)(9) of the 1940 Act. As of September 30, 2020, Anthony R. Bosch, a Trustee of the Fund, had ownership in the Fund in the amount of 34.59%. Shareholders owning voting securities in excess of 25% may determine the outcome of any matter affecting and voted on by Shareholders of the Fund.

6. Fair Value of Investments

The Fund uses a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy are as follows:

●	Level 1 – Valuations based on unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities.

A3 Alternative Credit Fund, (AAACX)

Notes to Financial Statements
September 30, 2020 (continued)

6. Fair Value of Investments (continued)

●	Level 2 – Valuations based on inputs, other than quoted prices included in Level 1, that are observable either directly or indirectly.

●	Level 3 – Valuations based on inputs that are both significant and unobservable to the overall fair value measurement.

The availability of valuation techniques and observable inputs can vary from investment to investment and are affected by a wide variety of factors, including type of investment, whether the investment is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the transaction. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, determining fair value requires more judgment. Because of the inherent uncertainly of valuation, estimated values may be materially higher or lower than the values that would have been used had a ready market for the investments existed. Accordingly, the degree of judgment exercised by the Adviser in determining fair value is greatest for investments categorized in Level 3.

The Fund’s assets recorded at fair value have been categorized based on a fair value hierarchy as described in the Fund’s significant accounting policies. The following table presents information about the Fund’s assets and liabilities measured at fair value as of September 30, 2020:

	Level 1	Level 2	Level 3	Total
Investments
Closed-end Funds	$301,228	$—	$—	$301,228
Collateralized Mortgage Obligations	—	9,041,387	—	9,041,387
Corporate Bonds	—	—	358,871	358,871
Real Estate Investment Trusts	212,823	—	—	212,823
Syndicated Participations	—	—	254,031	254,031
Short-Term Investments	50,009	—	—	50,009
Total Investments	$564,060	$9,041,387	$612,902	$10,218,349

All transfers between fair value levels are recognized by the Fund at the end of each reporting period.

The following table presents the changes in assets and transfers in and out which are classified in Level 3 of the fair value hierarchy for the year ended September 30, 2020:

	Corporate Bonds	Syndicated Loans and Participations
October 1, 2019	$—	$—
Transfers In	—	—
Transfers Out	—	—
Purchases	1,516,250	527,850
Sales	(1,158,750)	—
Principal paydowns	—	(279,871)
Realized gains (losses)	400	37,959
Change in unrealized appreciation (depreciation)		(31,907)
Amortization	971	—
September 30, 2020	$358,871	$254,031

A3 Alternative Credit Fund, (AAACX)

Notes to Financial Statements
September 30, 2020 (continued)

6. Fair Value of Investments (continued)

The following table summarizes the valuation techniques and significant unobservable inputs used for the Fund’s investments that are categorized in Level 3 of the fair value hierarchy as of September 30, 2020.

Investments	Fair Value	Valuation Technique	Unobservable Inputs	Range of Inputs
Corporate Bonds	$358,871	Income Approach	Interest Rate	11.50% - 15.75%
		Cost	Recent Transaction Price	$95.00 - $100.00
Syndicated Participations	$254,031	Income Approach	Factor Rate	1.30 – 1.40

7. Capital Stock

The Fund is authorized as a Delaware statutory trust to issue an unlimited number of Shares. The minimum initial investment in the Fund by any investor is $100,000. However, there are no initial or subsequent investment minimums for accounts maintained by financial institutions (such as registered investment advisers and trusts) for the benefit of their clients who purchase shares through investment programs such as (1) fee-based advisory programs; (2) employee benefit plans (e.g., 401(k) or 457(b) retirement plans; (3) mutual fund platforms; and (4) consulting firms. In addition, there is no initial or subsequent investment minimum for Trustees or officers of the Fund, directors, officers and employees of the Adviser or Distributor or any of their affiliates. Minimum investment amounts may be waived in the discretion of the Fund or the Adviser. The Distributor is not required to sell any specific number or dollar amount of the Fund’s shares, but will use commercially reasonable efforts to sell the shares.

A substantial portion of the Fund’s investments will be illiquid. For this reason, the Fund is structured as a closed-end interval fund, which means that the shareholders will not have the right to redeem their Shares on a daily basis. In addition, the Fund does not expect any trading market to develop for the Shares. As a result, if investors decide to invest in the Fund, they will have very limited opportunity to sell their Shares. For each repurchase offer the Board will set an amount between 5% and 25% of the Fund’s Shares based on relevant factors, including the liquidity of the Fund’s positions and the shareholders’ desire for liquidity. A shareholder whose Shares (or a portion thereof) are repurchased by the Fund will not be entitled to a return of any sales charge that was charged in connection with the shareholder’s purchase of the Shares.

Pursuant to Rule 23c-3 under the Investment Company Act, on a quarterly basis, the Fund offers to repurchase at NAV per share determined as of the close of regular trading on the New York Stock Exchange no later than the 14th day after the repurchase offer ends, or the next business day if the 14th day is not a business day. The results of the repurchase offers conducted for the fiscal year ended September 30, 2020 are as follows:

Commencement Date	February 14, 2020	May 15, 2020	August 14, 2020
Repurchase Request	March 17, 2020	June 16, 2020	September 16, 2020
Repurchase Pricing date	March 31, 2020	June 30, 2020	September 30, 2020

Net Asset Value as of Repurchase Offer Date	$10.50	$10.42	$10.61
Amount Repurchased	$26,250	$0	$0
Percentage of Outstanding Shares Repurchased	0.39%	0%	0%

8. Federal Income Taxes

At September 30, 2020, gross unrealized appreciation and depreciation on investments, based on cost for federal income tax purposes were as follows:

Cost of investments	$9,828,690
Gross unrealized appreciation	827,208
Gross unrealized depreciation	(437,549)
Net unrealized appreciation on investments	$389,659

A3 Alternative Credit Fund, (AAACX)

Notes to Financial Statements
September 30, 2020 (continued)

8. Federal Income Taxes (continued)

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to wash sales.

GAAP requires that certain components of net assets be reclassified between financial and tax reporting. These reclassifications     have no effect on net assets or net asset value per share. For the year ended September 30, 2020 permanent differences in book and tax accounting resulting primarily from differing treatments for amortization of organizational costs have been reclassified to paid in capital and total distributable earnings as follows:

Increase (Decrease)
Paid-in Capital	Total Distributable Earnings
$ (6,996)	$ 6,996

As of September 30, 2020, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$40,121
Undistributed long-term capital gains	—
Accumulated capital and other losses	(421,351)
Organizational costs deferral	(613)
Unrealized appreciation on investments	389,659
Total distributable earnings	$7,816

As of September 30, 2020, the Fund had a short-term capital loss carryover of $402,522 and a long-term carryover of $18,829. To the extent that the fund may realize future net capital gains, those gains will be offset by any of its unused capital loss carryforward. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

The tax character of distributions paid during the fiscal years ended September 30, 2020 was as follows:

2020
Distribution paid from:
Ordinary income	$396,121
Net long-term capital gains	—
Total distributions paid	$396,121

9. Investments in Restricted Securities

Restricted securities include securities that have not been registered under the Securities Act of 1933, as amended, and securities that are subject to restrictions on resale. The Fund may invest in restricted securities that are consistent with the Fund’s investment objectives and investment strategies. Investments in restricted securities are valued at fair value as determined in good faith in accordance with procedures adopted by the Board of Trustees. It is possible that the estimated value may differ significantly from the amount that might ultimately be realized in the near term, and the difference could be material.

A3 Alternative Credit Fund, (AAACX)

Notes to Financial Statements
September 30, 2020 (continued)

9. Investments in Restricted Securities (continued)

Additional information on each restricted security held by the Fund on September 30, 2020 is as follows:

Security	Initial Acquisition Date	Amount or Units	Cost	Fair Value	% of Net Assets
Cadence Series 14 Note, 11.500%, 11/12/2020	August 12, 2020	100,000	$100,000	$100,000	0.95%
Cadence Series 18 Note, 15.750%, 8/21/2021	August 21, 2020	166,250	158,871	158,871	1.51%
Cadence Series 5 Note, 14.750%, 12/21/2020	August 7, 2020	100,000	100,000	100,000	0.95%
Global Merchant Cash, Inc., 1.39, 3/5/2021	January 22, 2020	9,901	7,764	7,764	0.07%
Global Merchant Cash, Inc., 1.34, 11/22/2020	March 2, 2020	13,028	10,403	10,403	0.10%
Global Merchant Cash, Inc., 1.34, 11/25/2020	April 2, 2020	12,955	10,441	10,442	0.10%
Global Merchant Cash, Inc., 1.35, 12/9/2020	April 13, 2020	18,981	15,185	14,528	0.14%
Global Merchant Cash, Inc., 1.40, 12/21/2020	February 28, 2020	65,100	52,080	20,832	0.20%
Global Merchant Cash, Inc., 1.30, 1/27/2021	March 6, 2020	19,940	15,645	15,645	0.15%
Global Merchant Cash, Inc., 1.30, 2/2/2021	May 12, 2020	39,135	31,609	31,606	0.30%
Global Merchant Cash, Inc., 1.31, 3/16/2021	May 22, 2020	36,630	28,801	28,802	0.27%
Global Merchant Cash, Inc., 1.30, 6/22/2021	September 25, 2020	105,300	81,810	81,807	0.78%
Global Merchant Cash, Inc., 1.39, 6/22/2021	September 25, 2020	39,962	32,200	32,202	0.31%

10. Investment Transactions

For the fiscal year ended September 30, 2020, purchases and sales of investments, excluding short-term investments, were $14,983,605 and $4,867,834, respectively.

11. Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

12. New Accounting Pronouncement

On August 28, 2018, the FASB issued Accounting Standards Update No. 2018-13 (“ASU 2018-13”), Fair Value Measurement (Topic 820): Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement, which changes the fair value measurement disclosure requirements of ASC Topic 820. ASU 2018-13’s amendments are effective for annual periods beginning after December 15, 2019. Early adoption is permitted. Management has adopted certain disclosures of ASU 2018-13 as permitted by the standard.

In March 2017, the FASB issued Accounting Standards Update (“ASU”) No. 2017-08 “Premium Amortization on Purchased Callable Debt Securities” which provides guidance related to the amortization period for certain purchased callable debt securities held at a premium. This ASU is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. However, early adoption is permitted. The amendments in this ASU should be applied on a modified retrospective basis through a cumulative-effect adjustment directly to retained earnings as of the beginning of the period of adoption. Management has evaluated the implications of ASU No. 2017-08 and has adopted all aspects related to the amortization period for purchased callable debt securities held at a premium starting in the reporting period ended September 30, 2020 and the adoption has no impact to the Fund’s financial statements.

A3 Alternative Credit Fund, (AAACX)

Notes to Financial Statements
September 30, 2020 (continued)

13. Subsequent Events

In preparing these financial statements, management has evaluated subsequent events through the date of issuance of the financial statements included herein.

The Fund commenced a repurchase offer November 13, 2020 as follows:

Commencement Date	November 13, 2020
Repurchase Request	December 17, 2020
Repurchase Pricing date	December 31, 2020

There have been no other subsequent events that occurred during such period that would require disclosure or would be required to be recognized in the financial statements.

A3 Alternative Credit Fund, (AAACX)

Other Information
September 30, 2020 (Unaudited)

Proxy Voting

The Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30, no later than August 31. The Fund’s Form N-PX filing and a description of the Fund’s proxy voting policies and procedures are available: (i) without charge, upon request, by calling the Fund at (877) 774-7724 or (ii) by visiting the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedules

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT (previously as Form N-Q). The Fund’s Form N-PORT and Form N-Q is available, without charge and upon request, on the SEC’s website at www.sec.gov.

A3 Alternative Credit Fund, (AAACX)

Fund Management
September 30, 2020 (Unaudited)

Following is a list of the Trustees and executive officers of the Fund and their principal occupation over the last five years. The Fund’s Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling the Fund at (877) 774-7724. Unless otherwise noted, the address of each Trustee and Officer is c/o A3 Financial Investments, LLC, 90 Madison Street, Suite 303, Denver, Colorado 80206.

Independent Trustees

Name, Address and Age	Position/ Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee**	Other Directorships held by Trustee During the Past Five Years
George Peck Caulkins, III Date: 1964	Trustee, Since 2019	Caulkins Citrus Co., President (January 1999-Present); Greendeck Capital, Manager (June 1996-Present); Breckenridge Holding Co., Board Member (October 2005-Present); AgPixel Marine Corps Heritage Foundation, Board Member (April 2010-Present); Graland School Foundation, Board Member (September 2007-Present); ACE Scholarships, Board Member (June 2004-Present)	1	None
Thomas E. “Chip” Clarke Date: 1963	Trustee, Since 2019	Transwestern, President (February 1991-Present)	1	None
Adam Paul Farver Date: 1976	Trustee, Since 2019	Pella Corporation, Chairman of the Board (May 2015-Present); Pella Corporation, Director (May 2012-May 2015); Mettle Ventures, LLC, President (December 2010-Present); Graland Country Day School, Trustee (September 2017-Present)	1	None

*	The term of office for each Trustee listed above will continue indefinitely.

**	The “Fund Complex” consists of the Fund.

A3 Alternative Credit Fund, (AAACX)

Fund Management
September 30, 2020 (Unaudited) (continued)

Interested Trustees and Officers

Name, Address and Age	Position/ Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee**	Other Directorships held by Trustee During the Past Five Years
Anthony Bosch*** Date: 1965	Trustee, President and Secretary, Since 2019	A3 Financial Investments, LLC, Co-Founder (January 2019 to Present); SALT Blockchain Asset Management (SBAM), Director Investor Relations (February 2018 to January 2019); Principal, Absolute Investment Advisers LLC, (June 2004 to February 2018);	1	None
Gregory Bell Date: 1984	Treasurer, Since 2019	A3 Financial Group LLC, Principal (January 2019-Present); Bell Enterprise Management, Managing Partner (March 2017-January 2019); SBAM, Managing Partner (November 2017-November 2018); Salt Lending Holdings, Inc., COO (April 2017-November 2018); Arrowpoint Partners (TriNet), Analyst (June 2015-March 2017); RBS Securities, Associate (January 2010-February 2015)	1	N/A
Brandon Kipp Date: 1983 690 Taylor Road Suite 210 Gahanna, OH 43230	Chief Compliance Officer, Since 2019

Director, Foreside Financial Group, LLC (since May 2019); Senior Fund Compliance Officer, Ultimus Fund Solutions, LLC (from July 2017 to May 2019); Assistant Vice President and Compliance Manager, UMB Fund Services, Inc. (March 2014 to July 2017).

			N/A	N/A

A3 Alternative Credit Fund, (AAACX)

Fund Management
September 30, 2020 (Unaudited) (continued)

Name, Address and Age	Position/ Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee**	Other Directorships held by Trustee During the Past Five Years
Kimberly Merriman Year: 1984	Vice President and Assistant Treasurer, Since 2019

Founder, Principal, A3 Financial Investments LLC (January 2019 to Present); Director of Investor Relations, SBAM (February 2018 to January 2019); Client Advisor, JP Morgan Private Bank (February 2017 to February 2018); Associate, Incident & Client Advisor, JP Morgan Private Bank (May 2014 to February 2017).

			N/A	N/A
Lars O. Soderberg Year: 1959	Vice President, Since 2019

Founder, Principal, A3 Financial Investments, LLC (January 2019 to Present); SBAM, Director, Investor Relations, (January 2018 to January 2019); Sales Associate, Aqueduct Capital (November 2015 to September 2016); Chief Marketing Officer, ICAP (Hedge Fund) (July 207 to June 2015).

			N/A	N/A
Christian Aymond Year: 1966	Vice President, Since 2019

Principal, A3 Financial Investments, LLC (January 2019 to Present);SBAM, Director, Investor Relations (February 2018 to January 2019); Principal, Absolute Investment Advisors (June 2004 to February 2018).

			N/A	N/A

*	The term of office for each Trustee listed above will continue indefinitely.

**	The “Fund Complex” consists of the Fund.

***	Anthony Bosch is an interested person of the Fund due to his role as a co-founder of A3 Financial Investments, LLC, the adviser to the Fund.

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Investment Adviser

A3 Financial Investments, LLC
90 Madison Street, Suite 303
Denver, Colorado 80206
www.a3.financial

Custodian

UMB Bank, n.a.
928 Grand Boulevard, 5th Floor
Kansas City, Missouri 64106

Fund Administrator, Transfer Agent, and Fund Accountant

UMB Fund Services
235 W. Galena Street
Milwaukee, WI 53212-3949
Phone: (414) 299-2200

Distributor

Foreside Fund Partners, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101
www.foreside.com

Independent Registered Public Accounting Firm

Cohen & Company, Ltd.
1350 Euclid Ave., Suite 800
Cleveland, OH 44115

Item 2.	Code of Ethics.

(a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d) The registrant has not granted any waivers, during the period covered by this report, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.

Item 3.	Audit Committee Financial Expert.

The Board of Trustees of the Registrant has determined that the Registrant does not have an audit committee financial expert serving on its audit committee. The audit committee is composed of the Registrant’s two independent Trustees, each of whom possesses extensive industry experience, but none of whom has all of the technical attributes identified in Instruction 2(b) to Item 3 of Form N-CSR to qualify as an “audit committee financial expert.” The Board of Trustees believes that the audit committee has sufficient knowledge and experience to meet its obligations as the audit committee of the Registrant. In addition, the Board of Trustees notes that the audit committee has the authority to retain any experts necessary to carry out its duties.

Item 4.	Principal Accountant Fees and Services.

Audit Fees

(a) The aggregate fees billed for the fiscal year for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for that fiscal year is $30,000 for 2020.

Audit-Related Fees

(b) The aggregate fees billed for the last fiscal year for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $0 for 2020. The fees listed in item 4 (b) are related to out-of-pocket expenses in relation to the annual audit of the registrant.

Tax Fees

(c) The aggregate fees billed for the last fiscal year for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $5,000 for 2020.

All Other Fees

(d) The aggregate fees billed for the last fiscal year for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2020.

(e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Registrant's Audit Committee must pre-approve the audit and non-audit services of the Auditors prior to the Auditor's engagement.

(e)(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) 0%

(c) 0%

(d) 0%

(f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

(g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the last fiscal year of the registrant was $0 for 2020.

(h) The registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

A3 Alternative Credit Fund

Proxy Voting Policy and Procedures

The Fund has adopted a Proxy Voting Policy (the “Proxy Voting Policy”) used to determine how the Fund votes proxies relating to its portfolio securities. Under the Fund’s Proxy Voting Policy, the Fund has, subject to the oversight of the Fund’s Board, delegated to the Investment Adviser the following duties: (1) to make the proxy voting decisions for the Fund, subject to the exceptions described below; and (2) to assist the Fund in disclosing its proxy voting record as required by Rule 30b1-4 under the 1940 Act (the “Proxy Duties”).

The Fund’s CCO shall ensure that the Investment Adviser has adopted a Proxy Voting Policy, which it uses to vote proxies for its clients, including the Fund.

A.	General

The Fund believes that the voting of proxies is an important part of portfolio management as it represents an opportunity for shareholders to make their voices heard and to influence the direction of a company. The Fund is committed to voting corporate proxies in the manner that best serves the interests of the Fund’s shareholders.

B.	Delegation to the Investment Advisers

The Fund believes that the Investment Adviser is in the best position to make individual voting decisions for the Fund consistent with this Proxy Voting Policy. Therefore, subject to the oversight of the Board, the Investment Adviser is hereby delegated the following duties:

(1)	to make the proxy voting decisions for the Fund, in accordance with the Proxy Voting Policy of the Investment Adviser except as provided herein; and

(2)	to assist the Fund in disclosing its proxy voting record as required by Rule 30b1-4 under the 1940 Act, including providing the following information for each matter with respect to which the Fund is entitled to vote: (a) information identifying the matter voted on; (b) whether the matter was proposed by the issuer or by a security holder; (c) whether and how the Fund cast its vote; and (d) whether the Fund cast its vote for or against management.

(3)	Annually the Investment Adviser will provide to the Board a proxy voting report showing all proxies for the year.

The Board, including a majority of the Independent Trustees of the Board, must approve each Proxy Voting and Disclosure Policy of the Investment Adviser (the “Investment Adviser Voting Policy”) as it relates to the Fund. The Board must also approve any material changes to the Investment Adviser Voting Policy no later than six (6) months after adoption by the Investment Adviser.

C.	Conflicts

In cases where a matter with respect to which the Fund was entitled to vote presents a conflict between the interest of the Fund’s shareholders, on the one hand, and those of the Investment Adviser or an affiliated person of the Fund, or its investment adviser, on the other hand, the Fund shall always vote in the best interest of the Fund’s shareholders. For purposes of this Proxy Voting Policy a vote shall be considered in the best interest of the Fund’s shareholders when a vote is cast consistent with the specific voting policy as set forth in the Investment Adviser Voting Policy, provided such specific voting policy was approved by the Board.

D.	Preparation and Filing of Proxy Voting Record on Form N-PX

The Fund will annually file its complete proxy voting record with the SEC on Form N-PX.

The Administrator will be responsible for oversight and completion of the filing of the Fund’s reports on Form N-PX with the SEC. The Administrator will file Form N-PX for each twelve- month period ended June 30 and the filing for each year will be made with the SEC on or before August 31 of that year.

Adopted: 7/17/19

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Members

The following biographical information about the members of A3 Financial Investments, LLC (the “Adviser”), who are primarily responsible for the day-to-day portfolio management of the A3 Alternative Credit Fund as of December 2, 2020:

Gregg Bell

Mr. Bell is a partner of the Adviser. Prior to joining the Adviser, Gregg was the Chief Investment Officer of SALT Blockchain Asset Management. He has invested in credit across a variety of niche industries since 2006, working at two multi-billion dollar credit & structured product hedge funds. As a structured credit analyst and trader at Arrowpoint Asset Management, Mr. Bell was responsible for asset backed securities trading activity. He has participated in hundreds of structured credit securitizations throughout his career, acting in an investment banking capacity, as well as underwriter, structurer and trader. While at the Royal Bank of Scotland, he developed the reverse mortgage broker–dealer trading operations. Mr. Bell began his career at Silver Point Capital. Mr. Bell holds a Bachelor’s of Science from the Vanderbilt University School of Engineering and a FINRA Series 65.

(a)(2) Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest

As of September 30, 2020, the portfolio manager did not manage any other accounts besides the Fund.

Conflicts of Interest

As a general matter, certain conflicts of interest may arise in connection with a portfolio manager’s management of a fund’s investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other. For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Fund. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements, and conflicts relating to selection of brokers or dealers to execute Fund portfolio trades and/or specific uses of commissions from Fund portfolio trades (for example, research, or “soft dollars,” if any). Some of these service providers may be affiliated with the Adviser. The Adviser has adopted policies and procedures in a manner reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts. These policies and procedures generally require that the Adviser distribute investment opportunities among client accounts in a fair and equitable manner (e.g., on a pro rata basis, relative to the size of the order) and seek best execution for securities transactions executed on the Fund’s behalf. Opportunities are generally allocated on the basis of capital available for such investments and other relevant factors particular to the accounts, including, but not limited to, investment restrictions, tax and U.S. Employee Retirement Income Security Act of 1974, as amended (“ERISA”), considerations and other regulatory considerations, risk parameters, existence of a pre-existing position, desire to avoid creation of odd lot positions, de minimis allocations, and other factors including the appropriate overall composition of each portfolio.

As a closed-end investment company, the Fund may be limited in its ability to invest in any portfolio company in which an affiliates’ other client has an investment. The Fund may also be limited in its ability to co-invest in a portfolio company with the Adviser or one or more of its affiliates. Some of these co-investments would only be permitted pursuant to an exemptive order from the SEC. For additional information about conflicts of interest relevant to the Fund, see “Conflicts of Interest” in the SAI.

(a)(3) Compensation Structure of Portfolio Manager

Compensation of the Portfolio Manager

The portfolio manager is be paid on the success of the Fund including base salary, bonus and company distributions.

(a)(4) Disclosure of Securities Ownership

Portfolio Management Team’s Ownership of Shares

Name of Portfolio Management Team Member:	Dollar Range of Shares Beneficially Owned by Portfolio Management Team Member:
Gregg Bell	None

(b) Not Applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item. The submission of shareholder proposals which require a vote of all shareholders will be handled in accordance with Rule 14a-8 of the Securities Exchange Act of 1934 (the “Exchange Act”). No such proposals were received.

Item 11.	Controls and Procedures.

(a)	The registrant’s President (Principal Executive Officer) and Treasurer (Principal Financial Officer) have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report, that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Exchange Act.

(b)	There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the most recent fiscal half-year period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

None.

Item 13.	Exhibits.

(a)(1) Code of ethics or any amendments thereto, that is subject to disclosure required by item 2 is attached hereto.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(a)(4) Change in the registrant’s independent public accountant. Not applicable.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	A3 Alternative Credit Fund

By (Signature and Title)*
/s/Anthony R. Bosch
Anthony R. Bosch
(President and Principal Executive Officer)

Date	December 9, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.

By (Signature and Title)*	/s/Anthony R. Bosch
Anthony R. Bosch
(President and Principal Executive Officer)

Date	December 9, 2020

By (Signature and Title)*	/s/Gregory L. Bell
Gregory L. Bell
(Treasurer and Principal Financial Officer)

Date	December 9, 2020